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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) July 16, 1998


                     Mellon Residential Funding Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        333-24453              23-2889067
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(State or other                        (Commission            (IRS Employer
jurisdiction of incorporation)         File Number)             ID Number)


One Mellon Bank Center, Room 410, Pittsburgh, Pennsylvania              15258
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code:              (412) 236-6559
                                                                 --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

Filing of Computational Materials.*
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         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended,
Mellon Residential Funding Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series MHELT 1998-1.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series MHELT 1998-1, J.P. Morgan Securities Inc. prepared certain materials (the "Computational Materials") which were distributed by J.P. Morgan Securities Inc. and Mellon Financial Markets, Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.





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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated July 16, 1998, and Prospectus Supplement dated July 16, 1998, of Mellon Residential Funding Corporation, relating to its Mortgage Pass-Through Certificates, Series MHELT 1998-1.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                  8.1).

         99.1     Computational Materials.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MELLON RESIDENTIAL FUNDING CORPORATION


                                          By: /s/ STEPHEN COBAIN
                                          ----------------------
                                          Name: Stephen Cobain
                                          Title: President



Dated:  July 20, 1998


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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                    Page
-------                                                                    ----

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.
23.1    Consent of Stroock & Stroock & Lavan LLP (included in
        Exhibit 8.1).
99.1    Computational Materials.